UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2017

SANGAMO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30171	68-0359556
(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd	Richmond, California 94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the 2017 annual meeting of stockholders of Sangamo Therapeutics, Inc. (the “Company”) held on June 5, 2017, the following proposals were approved by the stockholders: (i) the election of seven (7) nominees listed in the proxy statement to serve on the Board of Directors of the Company, (ii) the compensation of named executive officers of the Company as disclosed in the proxy statement, on an advisory basis, (iii) the frequency of every year to hold a stockholder vote to approve the compensation of the Company’s named executive officers, on an advisory basis, and (iv) the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, each by the votes set forth below:

Proposal 1: Election of Directors:

Each of the nominees for directors listed in the proxy statement for the 2017 annual meeting of stockholders was elected by the votes set forth in the table below:

Name of Director	For	Against	Abstain	Broker Non- Votes
H. Stewart Parker	30,428,463	381,997	193,431	32,887,094
Robert F. Carey	30,246,759	530,366	226,766	32,887,094
Stephen G. Dilly, M.B.B.S., Ph.D.	30,596,046	219,009	188,836	32,887,094
Alexander D. Macrae, M.B., Ch.B., Ph.D.	30,306,285	539,070	158,536	32,887,094
Steven J. Mento, Ph.D.	30,414,117	403,438	186,336	32,887,094
Saira Ramasastry	30,475,031	310,507	218,353	32,887,094
William R. Ringo	26,415,660	4,425,045	163,186	32,887,094

Proposal 2: Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the proxy statement:

The compensation of the named executive officers as disclosed in the proxy statement for the 2017 annual meeting of stockholders was approved by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
25,012,893	4,992,683	998,315	32,887,094

Proposal 3: Approval, on an advisory basis, as to whether the advisory stockholder vote to approve the compensation of the named executive officers should occur every year, once every two years or once every three years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,354,749	188,724	3,009,846	450,572	32,887,094

In light of the stockholder vote on Proposal 3, the Company will include an advisory stockholder vote on the compensation of the named executive officers in its proxy materials once every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm:

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
61,872,171	1,793,130	225,684	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017

SANGAMO THERAPEUTICS, INC.

By:	/s/ Alexander D. Macrae
Name:	Alexander D. Macrae
Title:	President, Chief Executive Officer